EXHIBIT 32.2


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of vFinance, Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sheila C. Reinken, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date:  May 15, 2006                      By:   /s/ Sheila C. Reinken
                                                   -----------------------------
                                         Name:     Sheila C. Reinken
                                         Title:    Chief Financial Officer


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to vFinance, Inc. and will be retained by vFinance, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.